                                                                    Exhibit 3.15

                          -ARTICLES OF INCORPORATION -

                                      -of-

                       "SIMON MATTRESS MANUFACTURING CO."

      We, the undersigned, a majority of whom are citizens and residents of the State of California, do hereby voluntarily associate ourselves for the purpose of forming a private corporation under the laws of the State of California; --

      And, we hereby set forth, declare and certify, - that -

      First:- The name of said corporation is "SIMON MATTRESS MANUFACTURING
CO."

      Second:- The purposes of which said corporation is formed - are,  --

      To engage in the manufacturing, making, repairing, buying and selling of any and all kinds of mattresses, beds, furniture, and furnishings, or of any other articles or commodities incidental thereto, and to operate any and all kinds of stores or other agencies for the purpose of disposing of or selling the said articles or commodities.

      To manufacture, purchase, or otherwise acquire, to hold, own, mortgage, pledge, sell, assign, and transfer, or otherwise dispose of, to invest, trade, deal in and deal with goods, wares, and merchandise, and real and personal property of every class and description; and in particular, lands, buildings, business concerns and undertakings, mortgages, shares, stocks, debentures, securities, concessions, produce, policies, book debts and claims, and any interest in real or personal property, and any claims against such property, or against any person or company, and to carry on any business, concern, or undertaking so acquired.

      To acquire the good-will, rights and property, and to undertake the whole or any part of the assets and liabilities, of any person, firm, association, or corporation, and to pay for the same in cash, stock, or bonds of this corporation or otherwise.

      To acquire, hold, use, sell, assign, lease, grant licenses in respect of, mortgage, or otherwise dispose of letters patent of the United States or any foreign country, patents, patent rights, licenses and privileges, inventions, improvements, and processes, trade marks and trade names, relating to or useful in connection with any business of this corporation.

      To enter into, make, perform, and carry out contracts, of every kind, for any lawful purpose, without limit as to amount, with any person, firm, association, or corporation.

      To draw, make, accept, endorse, discount, execute, and issue promissory notes, bills of exchange, warrants, and other negotiable or transferable instruments.

      To issue bonds, debentures or obligations of this corporation from time to time, for any of the objects or purposes of the corporation, and to secure the same by mortgage, pledge, deed of trust, or otherwise.

      To have one or more offices, to carry on all or any of its operations and business and without restriction or limit as to amount, to purchase or otherwise acquire, to hold, own, to mortgage, sell, convey, or otherwise dispose of real and personal property of every class and description in any of the states, districts, territories or colonies of the United States, and in any and all foreign countries, subject to the laws of such state, district, territory colony, or country.

      Third :- The place where its principal business is to be transacted is San Francisco, California.

      Fourth :- The term for which said corporation is to exist is fifty years from and after the date of its incorporation.

      Fifth :- The number of directors of said corporation shall be three (3) and the names and residences of those who are hereby appointed for the first year, are as follows:-

       NAMES                 RESIDENCES
       -----                 ----------
       SIGMUND SIMON         San Francisco, Calif.
       LEO J. SIMON          San Francisco, Calif.
       IDA SIMON             San Francisco, Calif.

      Sixth :- The amount of capital stock of said corporation is One Hundred Seventy-five Thousand ($ 175,000.00) Dollars, and the number of shares into which it is divided is one thousand seven hundred fifth (1,750) shares of the par value of One Hundred ($100.00) Dollars each.

      Seventh :- The amount of said capital stock which has been actually subscribed is Three Hundred ($300.) Dollars, and the following are the names of the persons by whom the same has been subscribed, to-wit:-

                                Number of Shares
        Name of Subscriber         Subscribed            Amount in Dollars
        ------------------         ----------            -----------------
        SIGMUND SIMON                  1                    $100.00
        LEO J. SIMON                   1                    $100.00
        IDA SIMON                      1                    $100.00

      IN WITNESS WHEREOF, we have hereunto set our hands and seals this 28th day of December, 1922.

                                     /s/ Sigmund Simon           (SEAL
                                     -----------------------------

                                     /s/ Leo J. Simon            (SEAL
                                     -----------------------------

                                     /s/ Ida Simon                (SEAL
                                     -----------------------------

STATE OF CALIFORNIA,              )
                                  :     ss.
City and County of San Francisco  (

      On this 28th day of December, 1922, before me, R.A. Lapachut, a Notary Public, in and for the City and County of San Francisco, State of California, residing therein, duly commissioned and sworn, personally appeared, SIGMUND SIMON, LEO J. SIMON AND IDA SIMON, known to me to be the persons whose names are subscribed to the foregoing instrument, and they duly acknowledged to me that they executed the same.

      IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal at my office in said City and County, the day and year in this certificate last above written.


                                                   /s/ R.A. Lapachut
                                        ----------------------------------------
                                                     NOTARY PUBLIC
                                           In and for the City and County of
                                           SAN FRANCISCO, STATE OF CALIFORNIA

Number of directors changed from 3 to 5

FILED in the office of the Secretary of State
of the State of California
Jan 21 1928
FRANK C. JORDAN, Secretary of State
/s/ [ILLEGIBLE], Deputy

              CERTIFICATE OF AMENDMENT OF ARTICLES OF INCORPORATION

                                       OF

                        SIMON MATTRESS MANUFACTURING CO.

      The undersigned, SIGMUND SIMON and LEO J. SIMON, do hereby certify that they are respectively, and have been at all times herein mentioned, the duly elected and acting President and Secretary of SIMON MATTRESS MANUFACTURING CO., a California corporation, and further that:

      1. At a regular meeting of the board of directors of said corporation duly held at its principal office for the transaction of business at San Francisco, California at 4:00 o'clock P.M. on the 8th day of November, 1937, at which meeting there was at all times present and acting a quorum of the members of said board, the following resolutions were duly adopted:

            "WHEREAS, it is deemed by the Board of Directors of this corporation to be to its best interests and to the best interests of its shareholders that its articles of incorporation be amended to increase the number of its directors; now, therefore, be it

            "RESOLVED that article Fifth of the articles of incorporation of this corporation reading as follows:

            "Fifth: The number of directors of said corporation shall be three
      (3) and the names and residences of those who are hereby appointed for the first year are as follows:-

             Names                   Residences
             -----                   ----------
             Sigmund Simon           San Francisco, Calif.
             Leo J. Simon            San Francisco, Calif.
             Ida Simon               San Francisco, Calif.'

            be and it is hereby amended to read as follows:

            "Fifth: The number of directors of said corporation shall be five
      (5) and the names and residences of those who are hereby appointed for the first year are as follows:-

             Names                   Residences
             -----                   ----------
             Sigmund Simon           San Francisco, Calif.
             Leo J. Simon            San Francisco, Calif.
             Ida Simon               San Francisco, Calif.

            "RESOLVED FURTHER that the Board of Directors of this corporation hereby adopts and approves said amendment of its articles of incorporation.

            "RESOLVED FURTHER that the President or Vice-President and the Secretary of this corporation be and they hereby are authorized and directed to procure the adoption and approval of the foregoing amendment by the vote or written consent of shareholders of this corporation holding at least a majority of the voting power and thereafter to sign a verification by their oaths and to file a certificate in the form and manner required by section 362b of the California Civil Code and in general to do any and all things necessary to effect said amendment in accordance with sections 362, 362a, and 362b of the California Civil Code."

      2. The number of shares of said corporation consenting to such amendment of its articles of incorporation is 1499 1/4, and attached hereto, marked Exhibit A and made a part hereof by reference, is a true copy of the form of written consent executed by the holders of said shares.

      3. The total number of shares of said corporation entitled to vote on or consent to the adoption of such amendment is 1499 1/2.

      IN WITNESS WHEREOF, the undersigned have executed this certificate of amendment this 19th day of January, 1938


                                        /s/ Sigmund Simon
                                        ----------------------------------------
                                        President of Simon Mattress
                                        Manufacturing Co.


                                        /s/ Leo J. Simon
                                        ----------------------------------------
                                        Secretary of Simon Mattress
                                        Manufacturing Co.

                                   EXHIBIT A

                       WRITTEN CONSENT OF SHAREHOLDERS TO
                     AMENDMENT OF ARTICLES OF INCORPORATION

                                       OF

                        SIMON MATTRESS MANUFACTURING CO.

      WHEREAS, at a regular meeting of the Board of Directors of Simon Mattress Manufacturing Co., a California corporation, duly held at the principal office for the transaction of business of said corporation at San Francisco, California, on the 8th day of November, 1937, at which meeting a quorum of the members of said board were at all times present and acting, an amendment of the articles of incorporation of said corporation was adopted and approved by resolutions of said board in the words and figures following, to-wit:

            "WHEREAS, it is deemed by the Board of Directors of this corporation to be to its best interests and to the best interests of its shareholders that its articles of incorporation be amended to increase the number of its directors; now, therefore, be it

            "RESOLVED that article Fifth of the articles of incorporation of this corporation reading as follows:

            "Fifth: The number of directors of said corporation shall be three
      (3) and the names and residences of those who are hereby appointed for the first year are as follows:-

             Names                   Residences
             -----                   ----------
             Sigmund Simon           San Francisco, Calif.
             Leo J. Simon            San Francisco, Calif.
             Ida Simon               San Francisco, Calif.'

            be and it is hereby amended to read as follows:

            "Fifth: The number of directors of said corporation shall be five
      (5) and the names and residences of those who are hereby appointed for the first year are as follows:-

             Names                   Residences
             -----                   ----------
             Sigmund Simon           San Francisco, Calif.
             Leo J. Simon            San Francisco, Calif.
             Ida Simon               San Francisco, Calif.

            "RESOLVED FURTHER that the Board of Directors of this corporation hereby adopts and approves said amendment of its articles of incorporation.

            "RESOLVED FURTHER that the President or Vice-President and the Secretary of this corporation be and they hereby are authorized and directed to procure the adoption and approval of the foregoing amendment by the vote or written consent of shareholders of this corporation holding at least a majority of the voting power and thereafter to sign a verification by their oaths and to file a certificate in the form and manner required by section 362b of the California Civil Code and in general to do any and all things necessary to effect said amendment in accordance with sections 362, 362a, and 362b of the California Civil Code."

      NOW THEREFORE, each of the undersigned shareholders of said corporation does hereby adopt, approve, and consent to the foregoing amendment of said articles of incorporation and does hereby consent that article Fifth of said articles of incorporation be amended to read as herein set forth.

      IN WITNESS WHEREOF, each of the undersigned has hereunto signed his name and following his name the date of signing and the number of shares of said corporation held by him of record on said date entitled to vote upon amendments of said articles of incorporation of the character of the foregoing amendment.

             Name                    Date         No. of Shares
        -------------------     --------------   ---------------
        SIGMUND SIMON            Jan. 4, 1938         255 1/2
        -------------------     --------------   ---------------
        IDA SIMON                Jan. 4, 1938         17
        -------------------     --------------   ---------------
        HAROLD S. SIMON          Jan. 4, 1938         327
        -------------------     --------------   ---------------
        HELEN E. DIETERICH       Jan. 4, 1938         80
        -------------------     --------------   ---------------
        EMIL WACHTER             Jan. 4, 1938         80
        -------------------     --------------   ---------------
        LEO J. SIMON             Jan. 4, 1938        413 1/2
        -------------------     --------------   ---------------
        JEROME SIMON             Jan. 4, 1938        326 1/2
        -------------------     --------------   ---------------

STATE OF CALIFORNIA,                )
                                    :   ss.
CITY AND COUNTY OF SAN FRANCISCO    (

      SIGMUND SIMON and LEO J. SIMON, being first duly sworn, each for himself deposes and says: That Sigmund Simon is, and was at all times mentioned in the foregoing certificate of amendment, the President of SIMON MATTRESS MANUFACTURING CO., the California corporation THEREIN MENTIONED, AND Leo J. Simon is, and was at all of said times, the Secretary of said corporation; and each has read the said certificate and the statements therein made are true of his own knowledge; and that the signatures purporting to be the signatures of said President and Secretary thereto are the genuine signatures of said President and Secretary respectively.


                                        /s/ Sigmund Simon
                                        ----------------------------------------
                                        Sigmund Simon


                                        /s/ Leo J. Simon
                                        ----------------------------------------
                                        Leo J. Simon

Subscribed and sworn to before          )
                                        (
me this 20th day of January, 1938       )


/s/ [ILLEGIBLE]
- -------------------------------------
Notary Public in and for the City and
County of San Francisco, State of
California

FILED in the office of the Secretary of State
of the State of California
Jan 16, 1941
PAUL PEEK, Secretary of State
/s/ [ILLEGIBLE], Assistant Secretary of State
- ----------------

                     CERTIFICATE OF AMENDMENT OF ARTICLES OF
                         INCORPORATION OF SIMON MATTRESS
                                MANUFACTURING CO.

      The undersigned, LEO J. SIMON and HAROLD S. SIMON, do hereby certify that they are respectively, and have been at all times herein mentioned, the duly elected and acting President and Secretary of SIMON MATTRESS MANUFACTURING CO., a California corporation, and further that:

      1 - At a special meeting of the Board of Directors of said corporation duly held at its principal office for the transaction of business at San Francisco, California, at 3:00 o'clock P.M. on the 7th day of January, 1941, at which meeting there was at all times present and acting a quorum of the members of said Board, the following resolution was duly adopted:

            WHEREAS, it is deemed by the Board of Directors of this corporation to be to its best interests and to the best interests of its shareholders that its articles of incorporation be amended to increase the authorized number of its shares and its capital,

            NOW, THEREFORE, BE IT RESOLVED that Article Sixth of the articles of incorporation of this corporation be stricken out, and in lieu thereof, the following article substituted:

                  Sixth: The amount of capital stock of said corporation is
            $500,000.00 and the number of shares into which it is divided is 5000 shares of the par value of $100.00 each."

                  RESOLVED FURTHER that the Board of Directors of this
            corporation hereby adopts and approves said amendment of its articles of incorporation.

                  RESOLVED FURTHER that the President or Vice-President and the
            Secretary of this corporation be and they hereby are authorized and directed to procure the adoption and approval of the foregoing amendment by the vote or written consent of shareholders of this corporation holding at least a majority of the voting power and thereafter to sign a verification by their oaths and to file a certificate in the form and manner required by section 352b of the California Civil Code and in general to do any and all things necessary to effect said amendment in accordance with sections 362, 362a and 362b of the California Civil Code."

      2 - The number of shares of said corporation consenting to such amendment of its articles of incorporation is 1499-1/2, and attached hereto, marked Exhibit A and made a part hereof by reference, is a true copy of the form of written consent executed by the holders of said shares.

      3 - The total number of shares of said corporation entitled to vote on or consent to the adoption of such amendment is 1499-1/2.

      IN WITNESS WHEREOF, the undersigned have executed this certificate of amendment this 15th day of January, 1941.


                                        /s/ Leo J. Simon
                                        ----------------------------------------
                                        President of Simon Mattress
                                        Manufacturing Co.


                                        /s/ Harold S. Simon
                                        ----------------------------------------
                                        Secretary of Simon Mattress
                                        Manufacturing Co.

STATE OF CALIFORNIA,                )
                                    :   ss.
CITY AND COUNTY OF SAN FRANCISCO    (

      LEO J. SIMON and HAROLD S. SIMON, being first duly sworn, each for himself deposes and says:

      That LEO J. SIMON is, and was at all times mentioned in the foregoing certificate of amendment, the President of SIMON MATTRESS MANUFACTURING CO., the California corporation therein mentioned, and HAROLD S. SIMON is, and was at all of said times, the Secretary of said corporation; and each has read the said certificate and the statements therein made are true of his own knowledge; and that the signatures purporting to be the signatures of said President and Secretary thereto are the genuine signatures of said President and Secretary respectively.


                                        /s/ Leo J. Simon
                                        ----------------------------------------
                                        Leo J. Simon


                                        /s/ Harold S. Simon
                                        ----------------------------------------
                                        Harold S. Simon

Subscribed and sworn to before          )
                                        (
me this 15th day of January, 1941       )


/s/ Agnes M. Cole
- -------------------------------------
Notary Public in and for the City and
County of San Francisco, State of
California

                                    EXHIBIT A

                       WRITTEN CONSENT OF SHAREHOLDERS TO
                    AMENDMENT OF ARTICLES OF INCORPORATION OF
                        SIMON MATTRESS MANUFACTURING CO.

      WHEREAS, at a special meeting of the Board of Directors of SIMON MATTRESS MANUFACTURING CO., a California corporation, duly held at the principal office of the corporation for the transaction of business of said corporation at San Francisco, California, on the 7th day of January, 1941, at which meeting a quorum of the members of said board were at all times present and acting, an amendment of the articles of incorporation of said corporation was adopted and approved by resolutions of said board in the words and figures following, to wit:

            "WHEREAS, it is deemed by the Board of Directors of this corporation to be to its best interests and to the best interests of its shareholders that its articles of incorporation be amended to increase the authorized number of its shares and its capital,

            NOW, THEREFORE, BE IT RESOLVED that Article Sixth of the articles of incorporation of this corporation be stricken out, and in lieu thereof, the following article substituted:

            "Sixth: The amount of capital stock of said corporation is $500,000.00 and the number of shares into which it is divided is 5000 shares of the par value of $100.00 each".

            RESOLVED FURTHER that the Board of Directors of this corporation hereby adopts and approves said amendment of its articles of incorporation.

            RESOLVED FURTHER that the President or Vice-President and the Secretary of this corporation be and they hereby are authorized and directed to procure the adoption and approval of the foregoing amendment by the vote or written consent of shareholders of this corporation holding at least a majority of the voting power and thereafter to sign a verification by their oaths and to file a certificate in the form and manner required by section 362b of the California Civil Code and in general to do any and all things necessary to effect said amendment in accordance with sections 362, 362a, and 362b of the California Civil Code."

      NOW THEREFORE, each of the undersigned shareholders of said corporation does hereby adopt, approve, and consent to the foregoing amendment of said articles of incorporation and does hereby consent that article Sixth of said articles of incorporation be amended to read as herein set forth.

      IN WITNESS WHEREOF, each of the undersigned has hereunto signed his name and following his name the date of signing and the number of shares of said corporation held by him of record on said date entitled to vote upon amendments of said articles of incorporation of the character of the foregoing amendment.

               Name                  Date         No. of Shares
        -------------------     --------------   ---------------
        LEO J. SIMON                 1-9-41          450-1/2
        -------------------     --------------   ---------------
        JEROME A. SIMON              1-9-41          363-1/2
        -------------------     --------------   ---------------
        HAROLD S. SIMON              1-9-41           364
        -------------------     --------------   ---------------
        IDA SIMON                    1-9-41            17
        -------------------     --------------   ---------------
        HELEN E. DIETERICH           1-9-41            80
        -------------------     --------------   ---------------
        EMIL WACHTER                 1-9-41            80

CAPITAL STOCK CHANGED FROM $500,000 TO $1,000,000

FILED in the office of the Secretary of State
of the State of California
Jul 16, 1947
FRANK M. JORDAN, Secretary of State
/s/ Robert V. Jordan, Assistant Secretary of State
- --------------------

                     CERTIFICATE OF AMENDMENT OF ARTICLES OF
                         INCORPORATION OF SIMON MATTRESS
                                MANUFACTURING CO.

      The undersigned, LEO J. SIMON and HAROLD S. SIMON. do hereby certify that they are respectively, and have been at all times herein mentioned, the duly elected and acting President and Secretary of SIMON MATTRESS MANUFACTURING CO., a California corporation, and further that:

      1 - At a special meeting of the Board of Directors of said corporation duly held at its principal office for the transaction of business at San Francisco, California, at 3:00 o'clock P.M. on the 23rd day of June, 1947. at which meeting there was at all times present and acting a quorum of the members of said Board, the following resolution was duly adopted:

            WHEREAS, it is deemed by the Board of Directors of this corporation to be to its best interests and to the best interests of its shareholders that its articles of incorporation be amended to increase the authorized number of its shares and its capital,

            NOW, THEREFORE, BE IT RESOLVED that Article Sixth of the articles of incorporation of this corporation be stricken out, and in lieu thereof, the following article substituted:

                  Sixth: The amount of capital stock of said corporation is
            $1,000,000.00 and the number of shares into which it is divided is 10,000 shares of the par value of $100.00 each."

            RESOLVED FURTHER that the Board of Directors of this corporation hereby adopts and approves said amendment of its articles of incorporation.

            RESOLVED FURTHER that the President or Vice-President and the Secretary of this corporation be and they hereby are authorized and directed to procure the adoption and approval of the foregoing amendment by the vote or written consent of shareholders of this corporation holding at least a majority of the voting power and thereafter to sign a verification by their oaths and to file a certificate in the form and manner required by section 352b of the California Civil Code and in general to do any and all things necessary to effect said amendment in accordance with sections 362, 362a and 362b of the California Civil Code."

      2 - The number of shares of said corporation consenting to such amendment of its articles of incorporation is 4648-1/2, and attached hereto, marked Exhibit A and made a part hereof by reference, is a true copy of the form of written consent executed by the holders of said shares.

      3 - The total number of shares of said corporation entitled to vote on or consent to the adoption of such amendment is 4648-1/2.

      IN WITNESS WHEREOF, the undersigned have executed this certificate of amendment this 15th day of July, 1947.


                                        /s/ Leo J. Simon
                                        ----------------------------------------
                                        President of Simon Mattress
                                        Manufacturing Co.


                                        /s/ Harold S. Simon
                                        ----------------------------------------
                                        Secretary of Simon Mattress
                                        Manufacturing Co.

STATE OF CALIFORNIA,               )
                                   :    ss.
CITY AND COUNTY OF SAN FRANCISCO   (

      LEO J. SIMON and HAROLD S. SIMON, being first duly sworn, each for himself deposes and says:

      That LEO J. SIMON is, and was at all times mentioned in the foregoing certificate of amendment, the President of SIMON MATTRESS MANUFACTURING CO., the California corporation therein mentioned, and HAROLD S. SIMON is, and was at all of said times, the Secretary of said corporation; and each has read the said certificate and the statements therein made are true of his own knowledge; and that the signatures purporting to be the signatures of said President and Secretary thereto are the genuine signatures of said President and Secretary respectively.


                                        /s/ Leo J. Simon
                                        ----------------------------------------
                                        Leo J. Simon


                                        /s/ Harold S. Simon
                                        ----------------------------------------
                                        Harold S. Simon

Subscribed and sworn to before
me this 15th day of July, 1947


s/ Agnes M. Cole
- -------------------------------------
Notary Public in and for the City and
County of San Francisco, State of
California

                                    EXHIBIT A

                       WRITTEN CONSENT OF SHAREHOLDERS TO
                     AMENDMENT OF ARTICLES OF INCORPORATION
                       OF SIMON MATTRESS MANUFACTURING CO.

      WHEREAS, at a special meeting of the Board of Directors of SIMON MATTRESS MANUFACTURING CO., a California corporation, duly held at the principal office of the corporation for the transaction of business of said corporation at San Francisco, California, on the 23rd day of June, 1947, at which meeting a quorum of the members of said board were at all times present and acting, an amendment of the articles of incorporation of said corporation was adopted and approved by resolutions of said board in the words and figures following, to-wit:

            "WHEREAS, it is deemed by the Board of Directors of this corporation to be to its best interests and to the best interests of its shareholders that its articles of incorporation be amended to increase the authorized number of its shares and its capital,

            NOW, THEREFORE, BE IT RESOLVED that Article Sixth of the articles of incorporation of this corporation be stricken out, and in lieu thereof, the following article substituted:

            "Sixth: The amount of capital stock of said corporation is $1,000,000.00 and the number of shares into which it is divided is 10,000 shares of the par value of $100.00 each".

            RESOLVED FURTHER that the Board of Directors of this corporation hereby adopts and approves said amendment of its articles of incorporation.

            RESOLVED FURTHER that the President or Vice-President and the Secretary of this corporation be and they hereby are authorized and directed to procure the adoption and approval of the foregoing amendment by the vote or written consent of shareholders of this corporation holding at least a majority of the voting power and thereafter to sign a verification by their oaths and to file a certificate in the form and manner required by section 362b of the California Civil Code and in general to do any and all things necessary to effect said amendment in accordance with sections 362, 362a, and 362b of the California Civil Code."

      NOW THEREFORE, each of the undersigned shareholders of said corporation does hereby adopt, approve, and consent to the foregoing amendment of said articles of incorporation and does hereby consent that article Sixth of said articles of incorporation be amended to read as herein set forth.

      IN WITNESS WHEREOF, each of the undersigned has hereunto signed his name and following his name the date of signing and the number of shares of said corporation held by him of record on said date entitled to vote upon amendments of said articles of incorporation of the character of the foregoing amendment.

             Name                       Date        No. of Shares
       ------------------------    --------------  ---------------
       LEO J. SIMON                 July 8, 1947        1496
       JEROME A. SIMON              July 8, 1947        1235
       HAROLD S. SIMON              July 8, 1947        1236 1/2
       HELEN E. DIETERICH           July 8, 1947         135
       EMIL WACHTER                 July 8, 1947         240
       WILLIAM J. DIETERICH         July 8, 1947         105
       IDA SIMON                    July 8, 1947          51
       MARCEL H. ROSENSTEIN         July 8, 1947         150

TERM OF EXISTENCE MADE PERP.

FILED in the office of the Secretary of State
of the State of California
Jan 19 1976
MARCH FONG EU, Secretary of State
/s/ Jessica E. Harris, Assistant Secretary of State
- ---------------------

                            CERTIFICATE OF AMENDMENT
                                       OF
                            ARTICLES OF INCORPORATION
                                       OF
                        SIMON MATTRESS MANUFACTURING CO.

      DONALD SIMON and JOHN J. WALLEY certify:

      1. That they are the president and the secretary, respectively, of Simon Mattress Manufacturing Co., a California corporation.

      2. That at a meeting of the board of directors of said corporation, duly held at San Francisco, California, on December 8, 1975, the following resolution was adopted by at least two thirds (2/3) of the directors:

            "RESOLVED, that Article Fourth of the Articles of Incorporation of this corporation be amended to read as follows:

            'This corporation shall have perpetual existence'."

      3. Said corporation, after the expiration of the term of its corporate existence and up to the date of this amendment, continuously acted as a corporation and did business as such.


                                        /s/ Donald S. Simon
                                        ----------------------------------------
                                        Donald S. Simon, President


                                        /s/ John J. Walley
                                        ----------------------------------------
                                        John J. Walley, Secretary

      Each of the undersigned declares under penalty of perjury that the matters set forth in the foregoing certificate are true and correct. Executed at San Francisco, California on December 15, 1975.


                                        /s/ Donald S. Simon
                                        ----------------------------------------
                                        Donald S. Simon, President


                                        /s/ John J. Walley
                                        ----------------------------------------
                                        John J. Walley, Secretary